UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

                                                                                            (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2012, Cott Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended March 31, 2012. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareowners (the “Meeting”) of the Company was held on Tuesday, May 1, 2012. As at the record date of March 20, 2012, 95,101,230 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Mark Benadiba, George A. Burnett, Jerry Fowden, David T. Gibbons, Stephen H. Halperin, Betty Jane Hess, Gregory R. Monahan, Mario Pilozzi, Andrew Prozes, Eric S. Rosenfeld and Graham W. Savage to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withhold	Broker non-votes

Mark Benadiba	70,657,323	—	334,764	9,426,646

George A. Burnett	68,358,846	—	2,633,241	9,426,646

Jerry Fowden	70,732,252	—	259,834	9,426,647

David T. Gibbons	70,672,361	—	319,726	9,426,646

Stephen H. Halperin	48,571,370	—	22,420,716	9,426,647

Betty Jane Hess	70,706,243	—	285,844	9,426,646

Gregory R. Monahan	68,383,891	—	2,608,196	9,426,646

Mario Pilozzi	70,726,588	—	265,499	9,426,646

Andrew Prozes	68,328,786	—	2,663,301	9,426,646

Eric S. Rosenfeld	69,854,935	—	1,137,152	9,426,646

Graham W. Savage	70,467,648	—	524,439	9,426,646

Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Certified Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered certified public accounting firm for its 2012 fiscal year.

For	Against	Withhold	Broker non-votes

79,919,319	395,210	102,402	1,901

Advisory Vote on Executive Compensation

At the Meeting, shareowners approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Withhold	Broker non-votes

69,175,388	740,904	1,075,892	9,426,648

Item 8.01 Other Events.

On May 2, 2012, the Company announced a share repurchase program as approved by its Board of Directors (the “Share Repurchase Program”). Under the Share Repurchase Program, the Company may repurchase up to $35 million in Company common shares over a 12 month period. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 2, 2012 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

May 2, 2012
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 2, 2012 (filed herewith).